Exhibit 10.1.34

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT THREE (TO THIRD AMENDED AND RESTATED IN-FLIGHT

CONNECTIVITY SERVICES AGREEMENT)

This Amendment Three (this “Amendment”), to the Third Amended and Restated In-Flight Connectivity Services Agreement, dated as of September 13, 2012, as amended by Amendment One and Amendment Two thereto dated as of September 13, 2012 and May 30, 2014, respectively (collectively, the “Original Agreement”), by and between American Airlines, Inc. (“American”) and Gogo LLC (“Gogo” or “Supplier”) is made and entered into on the later of the dates set forth at the bottom of the signature blocks below, but effective as of the 1st day of February, 2015 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Original Agreement.

WHEREAS, American and Gogo desire to amend the terms of the Original Agreement to add certain additional regional jet aircraft to the scope of coverage thereunder, to reflect certain agreed-upon terms with respect to the installation of Gogo equipment and provision of Gogo services on such aircraft and to make other agreed upon changes;

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, American and Gogo agree as follows:

1.	Amendment. As of the Effective Date, the Original Agreement is hereby amended as follows:

a.	Section 1.37.1 is replaced in its entirety by:

“Regional Jet Fleet means the Initial Regional Jet Fleet, the Subsequent Regional Jet Fleet and any other regional jet aircraft that are added to this Agreement as Additional Aircraft subsequent to the execution of Amendment Three to this Agreement.”

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

b.	Section 1.30.1 is amended by adding “and Exhibit A-6” after “Exhibit A-5”.

c.	The following language is added as new Section 1.47.1 in the Original Agreement:

“Subsequent Regional Jet Fleet” means the Fleet Type consisting of the two class regional jet aircraft listed in Exhibit A-6.”

d.	Section 1.54 is amended by deleting it in its entirety and replacing it with the following language:

““Trigger Date” means [***].”

e.	Section 2.5 is amended by (i) inserting the following as the new third sentence::

“[***]”.

and (ii) deleting the word “[***]” from the fourth (previously third) sentence.

f.	Section 3.6.2 is amended by deleting the word “[***]” from the entire section.

g.	The third and final sentence of Section 5 is amended by deleting the word “[***]”.

h.	Section 5.2.1 is amended by deleting the word “[***]” from the last sentence.

i.	Section 5.2.2 is amended by: (i) deleting the word “[***]” from the heading and the subsequent paragraph, and (ii) deleting the second, third and fourth sentences and replacing them with the following:

“[***]”

j.	Section 6.4 is amended by deleting the word “[***]” from the entire section.

k.	Section 8.1.1.2 is amended by deleting the word “[***]” from the entire section .

l.	Sections 8.1.1.3 and 8.1.1.4 are amended by deleting the word “[***]” from the entire section.

m.	Section 8.1.3.2.2 is amended by deleting the word “[***]” from the entire section.

n.	Section 8.1.4 is amended by (i) deleting the word “[***]” from the entire section, (ii) deleting the phrase “[***]” in the third sentence and replacing it with the phrase “[***],” and (iii) replacing the word “[***],” by “[***]” in the fourth sentence.

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

o.	Section 8.1.5 is amended by deleting it in its entirety and replacing it with the following language:

“8.1.5 Maintenance, Training and Support. Gogo will maintain the ABS Equipment during the Term of this Agreement and will establish and follow a maintenance program sufficient to enable it to provide the level of service and support required under the applicable Service Levels;[***]. Gogo shall maintain an FAA repair station certification and shall obtain American’s quality assurance approval for all repair stations utilized for repair of the ABS Equipment. Repair subcontractors may only be used with the prior written approval of American, with approval based solely on their ability to meet American’s published Quality Assurance Standards and obtain FAA repair station certification. In addition Gogo agrees that the maintenance program will be designed such that routine maintenance can be provided within the footprint of American’s existing maintenance program and flight operations schedule. A detailed list of ABS Equipment maintenance services provided by Gogo pursuant to the terms of this Agreement is set forth in Exhibit G, G-1 and G-2, as applicable. American agrees to provide Gogo such access to Retrofit A/C as is required to allow Gogo to perform routine maintenance consistent with the terms set forth in Exhibit G, G-1 or G-2, as applicable. [***]. Gogo will also provide such support and training services for the Transcon, 737 and 757 Fleets as described in Exhibits F, Q and R, respectively, and as otherwise reasonably requested by American for the operation of the ABS Equipment and Software.

p.	Section 11.2.1 is amended by deleting the word “[***]” from the entire section.

q.	Section 11.5 is amended by deleting the word “[***]” from the entire section.

r.	Section 13.5.1 is amended by deleting it in its entirety and replacing it with the following:

“ 13.5.1 American will have the right to terminate this Agreement as to (a) all Fleet Types other than the Regional Jet Fleet (collectively, the “Mainline Fleet”) at any time on or after the sixth (6th) anniversary of the Trigger Date for the last retrofitted Fleet Type in the Mainline Fleet, and (b) the Regional Jet Fleet at any time on or after the sixth anniversary of the final Trigger Date for the Regional Jet Fleet, in each case by giving at least [***] written notice thereof to Gogo and paying Gogo an amount equal to the amount obtained by multiplying (A) [***] by (B) Gogo’s [***] from Connectivity Revenues from the terminated Fleet Types earned by Gogo in the year ending on the applicable anniversary of the Trigger Date.”

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

s.	Section 2.1 of Exhibit J is amended by deleting the word “[***]” from the entire section.”

t.	The exhibits attached hereto as Exhibits 1 and 2 are hereby attached to and incorporated by reference in the Agreement as Exhibits A-6 and G-2, respectively.

2.	Entire Agreement/Amendment/Representation. This Amendment constitutes the full and complete understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior agreements and understandings between the parties with respect to the subject matter. This Amendment may be modified only by written agreement signed by an authorized representative of both parties. American hereby represents and warrants that it has authority to execute and deliver this Amendment and perform its obligations hereunder and under the Original Agreement (as amended by this Amendment) with respect to the Subsequent Regional Jet Fleet (as defined in Section 1(c) of this Amendment), and such execution, delivery and performance by American will not conflict with any provision of any contract between American and any operator of any aircraft in such fleet or require the consent of any counterparty to any such contract. Similarly, Gogo hereby represents and warrants that it has authority to execute and deliver this Amendment and perform its obligations hereunder and under the Original Agreement (as amended by this Amendment) with respect to the Subsequent Regional Jet Fleet (as defined in Section 1(c) of this Amendment), and such execution, delivery and performance by Gogo will not conflict with any provision of any contract between Gogo and any other party or require the consent of any counterparty to any such contract.

3.	Effectiveness of Agreement. The Original Agreement remains in full force and effect except as specifically amended by this Amendment.

[REMAINDER OF PAGE INTENTIONALLY BLANK-SIGNATURE PAGE FOLLOWS]

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

SUPPLIER: GOGO LLC		AMERICAN: AMERICAN AIRLINES, INC.

By:	/s/ Michael Small	By:	/s/ Robert Isom
Title:	President and CEO	Title:	EVP – COO

Date:	4/19/16	Date:	5/20/16

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

Exhibit 1 to Amendment

Exhibit A-6

KIT ON DOCK SCHEDULE FOR SUBSEQUENT REGIONAL JET FLEET

Gogo will schedule deliveries of the Shipsets as requested by American at least [***] days prior to aircraft delivery “Kit on dock (KOD)” dates. The tentative KOD dates are set forth below. Changes to this schedule are permissible by mutual consent of both parties but changes to KOD dates are permissible by Purchase Order Supplement..

*	Actual KOD dates will be confirmed via Purchase Orders.

**	Shipsets will be delivered by Gogo to the dock shipping address to be provided on the Purchase Orders.

A.	[***] Fleet:

Count	Type	Operator	AC#	Dock	KOD

[***]

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

B.	[***] Fleet:

Count	Type	Operator	AC#	Dock	KOD

[***]

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

C.	[***] Fleet:

Count	Type	Operator	AC#	Dock	KOD

[***]

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

D.	[***] Fleet:

Count	Type	Operator	AC#	Dock	KOD

[***]

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

E.	[***] Fleet:

Count	Type	Operator	AC#	Dock	KOD

[***]

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

F.	[***] Fleet:

Count	Type	Operator	AC#	Dock	KOD

[***]

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

G.	[***] Fleet:

Count	Type	Operator	AC#	Dock	KOD

[***]

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

H.	[***] Fleet:

Count	Type	Operator	AC#	Dock	KOD

[***]

Amendment Three (to Third Amended and Restated In-Flight Connectivity

Services Agreement)

Exhibit 2 to Amendment

Exhibit G-2

Maintenance, Repairs and Spares Provisioning for the Subsequent Regional Jet Fleet

a.	During the term of this Agreement, spares will be owned and provisioned by Gogo and provided to American or the Operator as applicable for use on the Subsequent Regional Jet Fleet at the locations as mutually agreed to by the Parties. American expects and Gogo will provide a mutually agreed system wide spares provisioning level.[***]. The parties agree and acknowledge that AA wishes to perform touch labor on certain Retrofit A/C, including select Retrofit A/C in the Subsequent Regional Jet Fleet, and that the details of such arrangement shall be set forth in a subsequent written agreement.

i.	Part Numbers and Pricing:

Item	Part Number	Quantity	Replacement Price (unit)	Price (Unit Based on Full Kit)	Spares Pool Price* (unit)

[***]

b.	[***]

c.	[***]

d.	[***]

e.	[***]

f.	[***]